UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2025 (June 17, 2025)

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

10000 Avalon Boulevard, Suite 1000,

Alpharetta, Georgia 30009

(Address, including zip code)

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreements.

Securities Purchase Agreement

On June 17, 2025, Bakkt Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”).

Pursuant to the terms of the Purchase Agreement, the Investor will purchase a $25 million convertible debenture (the “Convertible Debenture”) from the Company for a price of $23.75 million (the “Purchase Amount”) in a private placement (the “Private Placement”).

The Private Placement closed on June 18, 2025. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

The Convertible Debenture accrues interest on the outstanding principal balance at an annual rate equal to 0%, which will increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Convertible Debenture) for so long as the Event of Default remains uncured. The Convertible Debenture will mature on the first anniversary of the closing date, as may be extended at the option of the Investor (the “Maturity Date”).

For so long as there is a balance outstanding under the Convertible Debenture, the Investor, in its sole discretion, may deliver to the Company a conversion notice (the “Conversion Notice”) to cause any portion of the outstanding and unpaid balance under the Convertible Debenture to be converted (the “Conversion Amount”) into the Company’s Class A common stock (the “Class A Common Stock”, and together with the Company’s Class V common stock, the “Common Stock”). The Conversion Amount will not exceed the balance owed under the Convertible Debenture on the date of delivery of the Conversion Notice.

The shares of Class A Common Stock will be issued and sold to the Investor at a per share price (the “Conversion Price”) equal to the lower of (i) $14.51 per share or (ii) 97% of the lowest daily volume weighted average price during the five consecutive trading days immediately preceding the conversion date (the “Variable Price”), but which Variable Price shall not be lower than $2.418. The shares of Class A Common Stock will be issued and sold to the Investor at the Conversion Price that would be applicable to the Conversion Amount selected by the Investor if such amount were to be converted as of the date of delivery of the Conversion Notice. The amount outstanding under the Convertible Debenture will then be offset by the Conversion Amount.

To the extent any balance remains outstanding under the Convertible Debenture on the Maturity Date, the Company will pay to the Investor such outstanding balance in cash.

The Company has paid the Investor a one-time due diligence and structuring fee of $25,000.

Under the listing rules of the New York Stock Exchange (the “NYSE Rules”) and pursuant to the Purchase Agreement, in no event may the Company issue or sell to the Investor shares of Class A Common Stock in excess of 2,827,906 shares (the “Exchange Cap”), which is 19.99% of the aggregate amount of Common Stock outstanding on the date of the Purchase Agreement, unless the Company obtains stockholder approval to issue shares of Class A Common Stock in excess of the Exchange Cap. The Company may issue any shares of Class A Common Stock under the Purchase Agreement only in compliance with applicable NYSE Rules.

In addition, the Company may not issue or sell any shares of Class A Common Stock to the Investor under the Purchase Agreement or under the Convertible Debenture, if, when aggregated with all other shares of Common Stock then beneficially owned by the Investor, the Investor’s beneficial ownership would exceed 4.99% of the then-outstanding shares of Class A Common Stock.

The Company cannot assign the Purchase Agreement or any rights or obligations thereunder without the prior written consent of the Investor. The Investor may assign all, or a portion, of its rights and obligations under the Purchase Agreement without the consent of the Company, in which event such assignee shall be deemed to be the Investor thereunder.

The Purchase Agreement contains customary representations, covenants, warranties, conditions, and indemnification obligations of the parties, including limitations on the Company’s incurrence of additional indebtedness, subject to certain exceptions. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to limitations agreed upon by the parties.

The Company’s obligations with respect to the Purchase Agreement and under the Convertible Debenture are guaranteed by Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Bakkt Opco”), pursuant to a global guaranty agreement (the “Guarantee Agreement”) entered into by Bakkt Opco in favor of the Investor on June 17, 2025.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which the Company agreed to use commercially reasonable efforts to file and have declared effective a registration statement to register the resale of the Class A Common Stock issued upon conversion of the Convertible Debenture.

The foregoing description of the Purchase Agreement, the Convertible Debenture, the Guarantee Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1, the Convertible Debenture which is filed as Exhibit 10.2, the Guarantee Agreement, which is attached hereto as Exhibit 10.3, and the Registration Rights Agreement, which is attached hereto as Exhibit 10.4, respectively, and each is incorporated herein by reference.

Amendment to ICE Credit Facility

As previously reported, on August 12, 2024, the Company, Bakkt Opco (the “Borrower”), the subsidiaries of the Company party thereto as guarantors and Intercontinental Exchange Holdings, Inc. (“ICE”), as lender, entered into a Revolving Credit Agreement (the “ICE Credit Facility”). On June 17, 2025, the Company, the Borrower and ICE entered into an amendment to the ICE Credit Facility (the “Amendment”) to permit the transactions described under “Securities Purchase Agreement” above.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.5, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report with respect to the Convertible Debenture and the Guarantee Agreement is incorporated by reference herein in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report relating to the issuance of shares of Class A Common Stock to the Investor pursuant to the Purchase Agreement, including any shares to be issued in connection with a Conversion Notice, and relating to the issuance of the Convertible Debenture, is incorporated by reference herein in its entirety. The offer and sale of shares of Class A Common Stock and the issuance of the Convertible Debenture pursuant to the Purchase Agreement was and will be made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). This Current Report shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2025, the Company filed (1) an amendment to the Company’s Certificate of Incorporation (“Amendment No. 1”) to provide for officer exculpation as permitted by Delaware law, and (2) an amendment to the Company’s Certificate of Incorporation (“Amendment No. 2”) to increase the number of authorized shares of Class A Common Stock from 30,000,000 shares to 60,000,000 shares and, accordingly, to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 70,000,000.

The foregoing description is qualified in its entirety by reference to Amendment No. 1 and Amendment No. 2, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 3,249,680 shares of the Company’s Class A Common Stock and 7,089,014 shares of the Company’s Class V common stock, representing 74.7% of the voting power of all issued and outstanding shares of Common Stock as of April 14, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and voted on the following six proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025.

1.

The stockholders elected the three individuals listed below as directors to serve on the Board of Directors of the Company, each to serve until the 2028 annual meeting of stockholders or until their successor is duly elected and qualified or until their earlier death, resignation or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michelle J. Goldberg	8,009,157	457,994	1,871,543
Akshay Naheta	8,313,259	153,892	1,871,543
Jill Simeone	7,330,540	1,136,611	1,871,543

2.	The stockholders approved an amendment to the Company’s 2021 Omnibus Incentive Plan to authorize 979,201 additional shares of Class A Common Stock. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,006,758	1,451,771	8,622	1,871,543

3.	The stockholders approved an amendment to the Company’s Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,152,645	1,307,454	7,052	1,871,543

4.

The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 30,000,000 shares to 60,000,000 shares and, accordingly, to increase the number of authorized shares of the Company’s Common Stock from 40,000,000 to 70,000,000. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,721,116	595,687	21,891	—

5.	The stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,836,126	1,615,055	15,970	1,871,543

6.

The stockholders have voted for “ONE YEAR”, on a non-binding advisory basis, on the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,379,134	17,284	50,507	20,226	1,871,543

The Company has considered the outcome of the advisory vote on the frequency of advisory votes on the compensation of our named executive officers and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the proxy statement for the Annual Meeting, that the Company will hold future advisory votes on the compensation of our named executive officers on an annual basis until the occurrence of the next advisory vote on the frequency of such votes. The next advisory vote regarding the frequency of advisory votes on the compensation of our named executive officers is required to occur no later than the Company’s 2026 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

3.1	Amendment No. 1 to the Company’s Amended and Restated Certificate of Incorporation, dated June 17, 2025.

3.2	Amendment No. 2 to the Company’s Amended and Restated Certificate of Incorporation, dated June 17, 2025.

10.1†+	Purchase Agreement, dated as of June 17, 2025, between Bakkt Holdings, Inc. and YA II PN, LTD.

10.2†	Convertible Debenture, dated June 18, 2025

10.3†	Global Guaranty Agreement, dated June 17, 2025, by Bakkt Opco Holdings, LLC in favor of YA II PN, LTD.

10.4	Registration Rights Agreement, dated as of June 17, 2025, between Bakkt Holdings, Inc. and YA II PN, LTD.

10.5	Amendment No. 1, dated June 17, 2025, to the Revolving Credit Agreement, between Bakkt Holdings, Inc., Bakkt Opco, the subsidiaries of Bakkt Holdings, Inc. party thereto as guarantors and Intercontinental Exchange Holdings, Inc., as lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements regarding the Private Placement. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may have to repay any outstanding amounts due under the Convertible Debenture in cash at the Maturity Date; the Company’s ability to deliver Class A Common Stock to the Investor upon conversion of the Convertible Debenture; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR prior to the deadline on July 31, 2025, which was extended from June 17, 2025; whether such proposed commercial agreement with DTR will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of its updated investment policy (“Investment Policy”) as described in the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025 (the “June 10, 2025 8-K”); the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s updated Investment Policy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its updated Investment Policy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit with Intercontinental Exchange Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its updated Investment Policy set forth in Exhibit 99.1 to the June 10, 2025 8-K.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.
Date: June 18, 2025

/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary